SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2023
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

13. SUBSEQUENT EVENTS

In January 2024, the Company released topline data from its pivotal, Phase 2b CLOVER WaM trial. In accordance with the terms of the September 2023 financing, the Tranche A warrant expiration accelerated to 10 trading days after the topline data release. Warrant holders exercised the Tranche A warrants in their entirety, resulting in the Company issuing 2,205 shares of Series E-3 preferred stock, which are convertible to common stock at the stated rate of $3.185 per share, and receiving gross proceeds of $44.1 million and net proceeds of $42.8 million.

During January and February 2024, 547,177 warrants issued in October 2022 were exercised for net proceeds of approximately $1.1 million.

On July 21, 2024, the Company, entered into a warrant exercise inducement with certain holders of its 2023 Tranche B warrants. The warrant holders agreed to exercise their existing warrants to purchase an amount of shares of the Company’s Series E - 4 Preferred Stock, which is convertible to 6,739,918 shares of the Company’s common stock in the aggregate, at a reduced, as - converted common stock exercise price of $2.52 per share, in exchange for the Company’s agreement to issue new warrants with varying termination dates and exercise prices. The Company received gross proceeds of $19.4 million and net proceeds of $17.5 million.